UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 2, 2010

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

31365 Oak Crest Drive, Suite 200

Westlake Village, CA 91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. — Entry into a Material Definitive Agreement

LTC Properties, Inc. (the “Company”) announced today that it had entered into Purchase Agreements (the “Purchase Agreements”)  with certain purchasers (the “Purchasers”) pursuant to which the Company issued and sold to the Purchasers 1,970,000 shares of the Company’s Common Stock at a purchase price of $24.70 per share (the “Shares”) before placement fees and estimated offering expenses. The offering of the Shares was made under the Company’s shelf registration statement on Form S-3 (Registration No. 333-167433) (the “Registration Statement”), including a related prospectus dated June 9, 2010, as supplemented by a Prospectus Supplement dated August 2, 2010, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.  The Shares are to be delivered against payment of the purchase price on August 6, 2010.

In connection with the offer and sale of the Shares, the Company entered into a Placement Agent Agreement (the “Placement Agent Agreement”), dated August 2, 2010, with CSCA Capital Advisors, LLC   (“CSCA”) pursuant to which the Company engaged CSCA to act as exclusive placement agent for this transaction.  CSCA has no commitment to purchase any of the Company’s Common Stock and is acting only as an agent in obtaining indications of interest for the Common Stock from certain Purchasers who will purchase the Shares directly from the Company. Pursuant to the Placement Agent Agreement, the Company agreed to pay CSCA a placement agent fee equal to $366,090.  In the Placement Agent Agreement, the Company agreed to indemnify CSCA and each of its partners, directors, officers, associates, affiliates, subsidiaries, employees, consultants, attorneys and agents, and each person, if any, controlling CSCA and any of its affiliates, against liabilities resulting from this offering and to contribute to payments CSCA may be required to make for these liabilities.

A copy of the form of Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein. A copy of the Placement Agent Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. — Other Events

A copy of the Company’s press release issued on August 2, 2010 and the Company’s press release issued on August 3, 2010, announcing the offering described in Item 1.01 are attached hereto as Exhibits 99.1 and 99.2 and are incorporated by reference herein.

The opinions of counsel regarding the validity of the Shares issued pursuant to the offering and certain federal income tax matters are filed as Exhibits 23.1 and 23.2 hereto.

Item 9.01. — Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

None.

(b) Pro Forma Financial Information

None.

(d) Exhibits.

5.1	Opinion of Ballard Spahr LLP regarding the legality of the Shares being registered

8.1	Tax Opinion of Reed Smith, LLP

10.1	Form of Purchase Agreement by and between the Company and the Purchasers of the Shares

10.2	Placement Agent Agreement dated August 2, 2010 between the Company and CSCA Capital Advisors, LLC

23.1	Consent of Ballard Spahr LLP (contained in Exhibit 5.1)

23.2	Consent of Reed Smith, LLP (contained in Exhibit 8.1)

99.1	Press Release dated August 2, 2010

99.2	Press Release dated August 3, 2010

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: August 3, 2010	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
CEO & President